Regency Energy Partners LP

CITI MLP Midstream Infrastructure Conference

August 20, 2014



Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "will," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions including the following risks: unexpected difficulties in integrating Regency's operations as a result of any significant acquisitions, including Regency's acquisition of Eagle Rock Energy Partners, LP's midstream business. Additional risks include, volatility in the price of oil, natural gas, condensate, and natural gas liquids and coal; declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and or enforcement practices risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the use and development of renewable energy or limit use or development of fossil fuels and the midstream sector of the natural gas industry, the oil industry and coal mining industry, including those that relate to climate change and environmental protection and safety, including with respect to emissions levels applicable to coal-burning power generators and permissible levels of mining runoff, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the regulation of transportation rates on our natural gas, NGL, and oil pipelines, the Partnership's ability to obtain indemnification related to clean up any hazardous materials release on satisfactory , the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. The extent to which the amount and quality of actual production of our coal differs from estimated recoverable coal reserves, the experience and financial condition of our coal lessees, including our lesses' ability to satisfy their royalty , environmental, reclamation and other obligations to us and others, operating risks, including unanticipated geological problems, incidental to our Gathering and Processing segment and Natural Resources segment, the ability of our lesses to produce sufficient quantities of coal on an economic basis from our reserves and obtain favorable contracts for such production, delays in anticipated start-up dates of new development in our Gathering and Processing segment and our lessees' mining operation and related coal infrastructure projects, including the timing of receipt of necessary governmental permits by us or our lessees; and uncertainties relating to the effects of regulatory guidance on permitting under the Clean Water Act and the outcome of current and future litigation regarding mine permitting. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key First-Half 2014 Highlights

REGENCY ENERGY PARTNERS

Continued to execute on organic growth and acquisition programs

- Completed the acquisition of Hoover's midstream business in February, and integration is complete
- Completed Dubberly plant upgrade, and announced new cryogenic processing plant and NGL pipeline expansion at Dubberly
- Announced plans to expand Utica Ohio River project through new gathering agreement and joint venture with American Energy
- Recently completed growth projects already providing earnings growth in 2014
- Increased 2014 capex budget to $1.25 billion

Closed on Purchase of PVR Partners and Eagle Rock's Midstream Business

- PVR adds a strong growth platform in the Marcellus and Utica Shales and significantly expands Regency's position in the Midcontinent
- EROC's midstream business strengthens existing positions in Texas Panhandle and East Texas
- Currently executing on EROC's midstream business 90-day integration plan, with employee integration complete
- On track to achieve approximately $70 million in combined annual synergies from PVR and Eagle Rock

Delivered solid financial and operating performance, driven by increased volumes in liquids-rich regions

- Adjusted EBITDA increased 98% and DCF increased 105% over second-quarter 2013 results, respectively[1]
- Average volumes for the second quarter of 2014 increased by more than 120% and NGL production increased 50%, compared to second quarter 2013
- Lone Star's NGL Transportation throughput increased 32% and fractionation throughput increased 103% compared to the second quarter of 2013
- Revenue generating horsepower grew more than 25% compared to the second quarter of 2013

Further Strengthened Balance Sheet

- In February, completed amendment to credit facility, increasing commitments from $1.2 billion to $1.5 billion
- Had approximately $650 million of available liquidity at the end of the second quarter
- Called PVR's $300 million 8.25% Notes due 2018 and exercised clawback on $83 million of 8.375% PVR notes
- In July, issued $700 million of new 5% Senior Notes due 2022
- Issued approximately $1.031 billion of equity in June and July

1 Beginning in the second quarter of 2013, results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities

Financial Performance

- Regency's strong performance is primarily due to volume growth, increased demand for NGL logistics in liquids-rich areas and the acquisitions of SUGS and PVR

Adjusted EBITDA[1]



$ in millions
$300
$250
$200
$150
$100
$50
$0
$120
$155
$172
$165
$205
$307
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Distributable Cash Flow[1]



$ in millions
$250
$200
$150
$100
$50
$0
$101
$101
$115
$94
$182
$207
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Distribution Per Unit



Distribution Per Unit
$0.50
$0.49
$0.49
$0.48
$0.48
$0.47
$0.47
$0.46
$0.46
$0.45
$0.45
$0.460
$0.465
$0.470
$0.475
$0.480
$0.490
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Gathering & Processing Throughput[1]



Throughput (Thousand MMbtu/d)
6,000
5,000
4,000
3,000
2,000
1,000
0
1,990
2,178
2,178
2,216
2,662
4,895
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

1 Beginning in the second quarter of 2013, results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities. Results shown prior to the second quarter of 2013 exclude any impact related to the historical SUGS results

Expanding Asset Base

REGENCY ENERGY PARTNERS

➢ Regency has transformed into a larger, more diverse midstream provider with leading positions in 5 strategic basins

Asset Summary	2012[1]	2014[1]
Gathering Pipeline (miles)	6,345	26,310
Gathering and Processing Throughput (Mmbtu/d)[2]	1.4 million	4.9 million
Treating/Processing Plants	12	44
Processing Capacity (MMcf/d)	695	2,700
Transportation Pipeline (miles)[3]	960	960
Contract Compression (HP)	919,000	1,187,000
NGL Transportation (miles)[4]	1,740	1,740
NGL Fractionation (Bbls/d)[4]	125,000	225,000
NGL Storage (MMBbls/d)[4]	47	47
Coal Royalty Tonnage	0	4,011,000

Marcellus/Utica

PVR assets provide significant position in Appalachian Shales which are presenting substantial growth opportunities

Midcontinent/Granite Wash

Added leading position in the Midcontinent and Texas Panhandle positioned for growth and asset consolidation



TIOGA
BRADFORD
SUSQUEHANNA
WYOMING
SULLIVAN
LUZERNE
LYCOMING

NLA/ETX

EROC acquisition significant increased footprint in East Texas and expanding legacy assets to meet increased demand from Cotton Valley drilling

Permian

Hoover assets creating significant oil gathering opportunities and expanding processing capabilities due to strong producer demand

Eagle Ford

Further expanding Tilden and Edwards Lime facilities due to continued growth in sour-gas volumes

MAP LEGEND

- Compression & Treating Operating Base
- Gathering System
- Regency Intrastate Gas System (RIGS)*
- Lone Star NGL*
- Midcontinent Express Pipeline*
- Regency Regional Offices
- Regency Corporate Headquarters
- Regency Gas Treating/Processing Facility
- Lone Star NGL Facility*
- PVR Interstate Pipeline
- PVR Coal and Nat Gas Resource Mgmt
- PVR Planned Pipeline
- PVR Pipeline
- PVR Facility
- PVR Trunkline
- EROC Trunkline
- EROC Facility

*Via joint venture interest

1 As of 12/31/12 and 3/31/2014, respectively, pro forma for acquisitions of PVR and EROC's midstream business
2 2012 throughput does not include SUGS
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest, and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Integration and Synergy Update

REGENCY ENERGY PARTNERS

- Executing on PVR and Eagle Rock's midstream business integration plans with focus on achieving business continuity and capturing synergies

Key Integration Highlights

- Currently have identified over $70 million[1] in combined synergies on an annual basis
- Organization and business function integration complete for all transactions, resulting in significant G&A savings already
- Made substantial progress integrating processes and implementing best practices
- In the Midcontinent, focused on operating assets as one system, increasing reliability and performance, as well as driving down operating costs
- Already realizing improved efficiencies from asset integration completed to date
- Continuing to identify additional synergy opportunities which will further lower capital costs and operating costs

Synergy Overview

G&A

- Personnel synergies: Combined organization, benefits and insurance
- Non-personnel synergies: IT, office space, and other corporate related costs

Financing Costs

- Called $300 million of PVR 8¼% Notes due 2018
- Executed clawback on $83 million of 8⅜% PVR notes

Operating Costs

- Consolidation of assets to allow for alternative use of redundant assets
- Optimize compression fleet to drive higher utilization and lower fuel consumption

Capital Costs

- Leverage larger buying power through combined organizations
- Reduce expenditures for new projects by utilizing available capacity from combining systems

The addition of the Hoover, PVR and EROC assets enhances Regency's position in attractive, high-growth regions and creates significant organic growth opportunities

[1] Excludes EROC corporate G&A allocation, which was $28 million for 2013

Gathering and Processing: Eastern Region

- Total Eastern region volumes grew nearly 35% to 1.8 million MMbtu/d from Q2 2013 to Q2 2014

Lycoming System Expansion

- 500 MMcf/d trunkline, along with gathering and compression
- Project costs expected to be $330 million
- Trunkline expected to be operational in mid-2015, gathering to be phased in over next several years

Auburn/Korbin Compressor Stations

- Adding approximately 8,000 horsepower to increase deliverability to TGP by 200 MMcf/d
- Expect to be complete in December 2014



Tennessee
Tioga County
Bradford County
Lycoming Trunkline
Lycoming County
Sullivan County
Wyoming Trunkline
Wyoming County
Luzerne County
Transco
Williamsport
Regency Trunkline
Regency Gathering Line
Regency Planned Gathering
Interstate Pipeline
Area of Detail

East Clinton Gathering Expansion

- Constructing $61 million build out of our East Clinton gathering system to add a trunkline with associated laterals, compression and dehydration
- Project will provide delivery into Transco's Leidy lateral through a 300 MMcf/d interconnect
- Expected to be in service in early 2015

Utica Ohio River Joint Venture

REGENCY ENERGY PARTNERS

➢ Utica Ohio River Joint Venture creates a first-mover advantage, and will be a main take-away option for Utica lean-gas development and potentially residue gas

Utica Ohio River Project

- Joint Venture between Regency and AE-MidCo
- Entered into gathering agreement with AEU
- Over 2 Bcf/d of firm volume commitments
- Completing ROW, ordering materials and finalizing engineering
- Minimum 2.1 Bcf/d gathering trunkline, along with associated compression
- Addition of Northern tie-in would increase capacity to 3.5 Bcf/d
- Project costs expected to be approximately $500 million; Regency will contribute 75%, AE-MidCo 25%
- Provides interconnectivity with REX, TET, and potentially others
- Expected in service mid-2015



Regency Pipeline
Trunkline
Gathering
Stark County
Columbiana County
TGP
Dom. East Ohio
Dominion 400
Tuscarawas County
Hancock County
Beaver County
Allegheny County
Jefferson County
Harrison County
Ohio
Gathering Area
Dom. East Ohio
Brooke County
Pennsylvania
Washington County
Ohio Utica Trunkline
Guernsey County
Ohio County
W. Virginia
Belmont County
Marshall County
REX
Noble County
TETCO
Greene County
REX/TETCO Interconnect
Monroe County

Source: U.S. Capital Advisors

Gathering & Processing: Permian Region

Year-Over-Year Growth[1]

- Total volumes increased nearly 40% over Q2 2013
- NGL production increased 30% over Q2 2013
- Crude oil volumes increased nearly 50% over Q1 2014
- Hoover system integration complete
- Expanded footprint by constructing 50 miles of gas gathering pipeline
- Expanded reach into Andrews and Culberson counties

Expansions and Opportunities

- Adding 200 MMcf/d of incremental processing capacity at Mi Vida in mid-2015, along with additional treating capacity
- Adding 60 miles of laterals to oil gathering system
- Adding pump stations to increase oil gathering capacity from 25,000 Bbls/d to 100,000 Bbls/d, and evaluating further expansions of oil gathering system
- Evaluating need for additional processing facilities in near future



Eddy
Andrews
Martin
Howard
Mitchell
Nolan
Loving
Ector
Midland
Glasscock
Sterling
Coke
Culberson
Crane
Upton
Reagan
Irion
Tom Green
Reeves
Schleicher
Pecos
Crockett
Sutton
Terrell
Brewster
Val Verde
Edwards
Regency Plant
Regency Pipelines
Hoover Crude
Hoover Natural Gas
Shale Plays
Avalon-Bone Spring
Permian
Cline

1 Comparison is first quarter 2013 versus first quarter 2014; both periods include SUGS results

Gathering & Processing: South Texas Region

REGENCY ENERGY PARTNERS

Year-Over-Year Growth[1]

- Total South Texas volumes have increased nearly 15%
- Eagle Ford gathering system volumes have increased more than 20% and are running above projections
- Throughput on oil gathering system increased 25% from Q1 2014
- Increased total treating capacity from 170 MMcf/d to 320 MMcf/d
- Added 17,000 Bbls/d of oil stabilization capacity with approximately 40,000 Bbls/d of pipeline capacity

Expansions and Opportunities

- Further expanding Tilden and Edwards Lime facilities to address continued growth in sour gas volumes
- Phase II expansion of Edwards Lime JV will add compression and include upgrades to liquids handling facilities and is expected online in Q3 2014
- Evaluating further expansion of Eagle Ford gathering system due to strong drilling
- Pursuing condensate gathering opportunities



Texas
Zavala
Frio
Atascosa
Wilson
DeWitt
Bee
Live Oak
La Salle
Duval
Jim Wells
Refugio
San Patricio
Nueces
Eagle Ford Expansion

1 Comparison is first quarter 2013 versus first quarter 2014

Gathering & Processing: North Louisiana Region

Year-Over-Year Growth[1]

- Combined Dubach and Dubberly volumes increased 50%
- Dubach and Dubberly NGL production increased more than 55%
- Increased processing capacity at Dubach facility from 140 MMcf/d to 210 MMcf/d
- Completed construction of up to 400 MMcf/d of additional gathering capacity in January 2014
- Completed processing upgrade at Dubberly
- Existing facilities running at capacity

Expansions and Opportunities

- Constructing new 200 MMcf/d cryogenic processing facility at Dubberly
- Reconfiguring Elm Grove facility to create interim processing capacity
- Constructing new 25,000 Bbls/d NGL Pipeline from Dubberly to fractionation facilities
- Growth from North Louisiana facilities expected to bring new volumes to RIGS
- Evaluating condensate gathering opportunities



Dubberly Expansion
Claiborne
Union
Morehouse
West Carroll
East Carroll
Bossier
Webster
Lincoln
Richland
Caddo
Madison
Bienville
Ouachita
Jackson
Franklin
Caldwell
Red River
De Soto
Tensas
Winn
La Salle
Catahoula
Grant
Sabine
Natchitoches
Concordia
Regency Facility
Proposed Route - NGL Pipeline Ext
Regency Pipelines
Operator
Gulf States Transmission LLC
Regency Field Services LLC
Regency Intrastate Gas LLC
Regency Liquids Pipeline LLC
Shale Plays
Haynesville-Bossier
Tuscaloosa
Gas Plays
Austin Chalk
Cotton Valley
Gilmer Lime
Travis Peak

1 Comparison is first quarter 2013 versus first quarter 2014

Gathering and Processing: Mid Continent Region

REGENCY ENERGY PARTNERS

Growth Since January 1, 2014

- Completed acquisitions of PVR and EROC's midstream business; executing on integration plans
- Connected 78 new wells since January 1st
- Already completed system modifications to allow shifting of volumes during maintenance so customers experience no downtime
- Combination of PVR and EROC assets increased total processing capacity from 50 MMcf/d to 900 MMcf/d

System Integration and Opportunities

- Laying pipe and completing additional system tie overs to allow gas to flow multiple directions, increase system reliability and improve performance of plants and compression
- Leveraging overlapping assets to shift volumes to most efficient plants and better separate liquids from gas stream
- Continue to uncover commercial synergies and operational cost savings by leveraging contract services business
- Evaluate oil gathering opportunities in the Woodford, Cleveland, Marmaton and Mississippi Lime utilizing repurposed pipe



Oklahoma
New Mexico
Texas
Regency Pipelines
PVR Pipelines
Eagle Rock Pipelines
Regency Facility
PVR Facility
Eagle Rock Facility

Lone Star Opportunities

Year-Over-Year Growth

- NGL transportation throughput increased 32%
- Fractionation throughput increased more than 100%
- 6 million Bbls/month LPG export facility on budget and on schedule for startup in Q1 2015

2014 Opportunities

- Continued volume ramp up on Gateway and Fracs I and II
- Evaluating the need for additional frac capacity
- Evaluating expansion of NGL transportation capacity from Permian Basin
- Opportunities to expand downstream transportation infrastructure and NGL purity product markets



MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)*
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
PVR Interstate Pipeline
PVR Coal and Nat Gas Resource Mgmnt
PVR Planned Pipeline
PVR Pipeline
PVR Facility
PVR Trunkline
EROC Trunkline
EROC Facility
*Via joint venture interest
West Texas Gateway NGL Pipeline
Mariner South
Frac 1 & 2

Expect Lone Star's EBITDA to increase significantly as projects come online and volumes ramp up in 2014 and 2015

Contract Services Opportunities

- New opportunities driving increased capex spending for compression due to continued strong demand, particularly in the Permian Basin, Eagle Ford, Niobrara and Appalachian Shales

Contract Compression Growth Opportunities

- As of August 1st, have approximately 160,000 HP booked to be set by year-end
- Larger gas-lift opportunities and turn-key facility installations, including for compression and production facilities, will drive growth in the Eagle Ford and Permian – 75,000 HP potential
- Expect additional growth in the Niobrara Shale as customers solidify expansion plans – 25,000 HP potential
- Increasing customer demand is driving new Gulf Coast opportunities for 2014 – 20,000 HP potential
- Other – 40,000 HP potential


Marcellus/Utica
Niobrara
Barnett/Haynesville
Fayetteville
Granite Wash
Permian/Avalon/
Bone Spring
Eagle Ford
Gulf Coast

Maintain Stable Cash Flows

- Acquisitions significantly increase the scope of Regency's core gathering and processing business

Adjusted Total Segment Margin

2012


9%
8%
83%

2013


9%
14%
76%

2014 Target


10%
15%
75%

Fee-based Hedged Commodity Un-hedged Commodity

Adjusted Total Segment Margin by Business[1]

2012


25%
36%
11%
28%

2013


20%
8%
52%
20%

2014 Target


4%
13%
9%
10%
64%

Gathering and Processing Natural Gas Transportation NGL Logistics Contract Services Natural Resources

1 2013 results have been retrospectively adjusted to combine Regency's results with SUGS results due to the as-if pooling accounting treatment required for an acquisition between commonly controlled entities. Results shown prior to 2013 exclude any impact related to the historical SUGS results

- Extensive midstream portfolio and strong position in majority of high-growth shale plays driving expansion opportunities



Strong Visibility for Continued Growth

- Completed approximately $10.3 billion in organic projects and acquisitions in the last two years with continued ramp up in 2014 and beyond
- Recently increased 2014 growth capital budget to $1.25 billion
- Current project backlog of approximately $1.9 billion and new opportunities continue to develop



High-Quality Assets

- Assets strategically located in majority of the most prolific shale plays and basins
- Strong position in oil and liquids-rich plays driving significant organic growth program
- High percentage of fee-based margins



Integrated Midstream Platform

- Comprehensive midstream service provider with significant presence across the midstream value chain
- Diversity of business mix, large scale, along with strategically located assets enhances stability of cash flows
- Added oil and water gathering platform through acquisition of Hoover midstream business



Focused on Execution

- Hoover integration complete
- PVR and EROC integration plan underway
- Continue to develop and execute organic projects on time and within budget
- Maintain strong balance sheet and financial flexibility

Regency is well positioned for long-term distribution growth

Appendix



EROC Midstream Acquisition

REGENCY ENERGY PARTNERS

Highlights

- Texas Panhandle Super System
  - ~6,500 miles of gathering pipeline
  - ~550 MMcfd of processing capacity
  - BP acquisition has led to additional fee-based acreage dedications
- Over 3,000,000 gross acres dedicated with top tier E&P companies
- ~40% of gross margin from fee-based agreements
- Future growth opportunities around existing system for acreage dedications and condensate logistics
- Pro Forma for the EROC acquisition RGP'S Q1 2014 EBITDA was $279mm

Area of Operations


Legend
EROC Gathering Systems
EROC Processing Plant

Asset Summary

	Panhandle	East Texas	South Texas / GoM	Total
Gathering System Pipeline Miles:	6,514	1,444	176	8,134
Processing Plants:	11	5	3	19
Processing Capacity (MMcf/d):	548	168	116	832
Compression HP:	227,414	35,672	8,080	271,166
Q2 2013 Reported Gathering Volume (MMcfd):	350	149	46	545
Q2 2013 Reported Equity NGL & Condensate (Bpd):	6,162	846	74	7,082

Commodity Mix


Natural Gas
18%
NGL
41%
Crude Oil /
Condensate
41%

Gross Margin


South
Texas and
GOM
1%
East Texas
21%
Texas
Panhandle
78%

EROC Midstream - Texas Panhandle Overview

Highlights

- EROC's Texas Panhandle region covers 14 counties in Texas and two counties in Oklahoma
- Texas Panhandle assets consist of 6,514 miles of natural gas gathering systems and 548 MMcfd of natural gas processing capacity from 11 processing plants, a 1,000 Bpd propane fractionation facility and four condensate stabilizers with 7,000 Bpd of capacity
- On July 8, 2013, EROC announced the startup of the 60 MMcfd Wheeler cryogenic processing plant in Wheeler County, Texas

Texas Panhandle Map



OK
TX
LA
Legend
EROC Gathering Systems
EROC Processing Plant

Multiple Zone Play



Avg. Depth (ft.)
Formation
Texas
Oklahoma
DOUGLAS
TONKAWA
COTTAGE GROVE
MISSOURIAN WASH
CLEVELAND
MARMATON
UPPER GRANITE WASH
LOWER GRANITE WASH
ATOKA
MORROW

Plant Summary

	County	Processing / Treating Capacity (MMcfd)
Wheeler Plant	Wheeler	60
Canadian Plant	Hemphill	25
Phoenix Arrington Ranch Plant	Hemphill	80
Woodall Plant	Hemphill	60
Hemphill Plant	Hemphill	50
Sunray Plant	Moore	168
Red Deer Plant	Roberts	24
Roberts County Plant	Roberts	20
Cargray Plant	Carson	30
Gray Plant	Gray	20
Lefors Plant	Gray	11
Goad Treater	Hemphill	20
Total Processing / Treating Capacity		**568**

EROC Midstream - East Texas Overview

REGENCY ENERGY PARTNERS

Highlights

- The East Texas assets gather and process volumes produced primarily from the Austin Chalk, Woodbine and Travis Peak plays
- The Brookeland system currently has two rigs drilling on dedicated acreage targeting Austin Chalk
- New 10-year 823,000 acre dedication that stretches eastward on the Brookeland system and will increase system volumes as producers execute planned drilling
- Over 80% of gross margin generated from fee-based arrangements
- Additional ongoing discussions covering the Austin Chalk, Tuscaloosa Marine Shale and Woodbine with various producers

East Texas System Map


Rosewood
Capacity (MMcfd): 10.0
Belle Bower
Capacity (MMcfd): 20.0
Legend
EROC Gathering Systems
EROC Processing Plant
Brookeland
Capacity (MMcfd): 100.0
Central
Capacity (MMcfd): 20.0
Indian Springs (25% non-op)
Capacity (net) (MMcfd): 36.0
TX
LA

East Texas Producer Map


HAYNESVILLE SHALE PLAY
TEXAS
LOUISIANA
TUSCALOOSA SHALE PLAY
AUSTIN CHALK FAIRWAY
EOG
EOG
Ursa
Ursa
Halcon
BBX
Swift
Swift Option
Prospects
EOG
Halcón
Ursa
Dedicated Acreage
BBX
Kovar
Swift
Swift Option
Indian Springs
Brookeland

Major Expansions Under Construction

REGENCY ENERGY PARTNERS

Project	RGP Growth Capital ($ in millions)	Contract Type	Completion Date
Auburn/Korbin Compression Stations	$25	Fee-based	December 2014
Mariner South Pipeline[1]	$70	Fee-based Ship-or-pay	Q1 2015
East Clinton System Expansion	$61	Fee-based	Early 2015
Dubberly Cryo and NGL Pipeline Expansion	$260	Fee-based	Mid-2015
Lycoming Gathering System Expansion	$330	Existing and new acreage dedications	Trunkline: Mid-2015 Laterals: Phased in over time
WTX Processing Expansion 2	$230	Primarily POP with some opportunities to utilize fee-based	Mid-2015
Utica Ohio River JV	$375	Fee-based	Mid-2015
Total Growth Capital	**$1,351**		

1 Represents Regency's 30% interest

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes – Balance of 2014[1]

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (15)M	$ (7)M	$ 1M
Flat	$ (8)M	$ 0	$ 8M
Increase $1.00	$ (1)M	$ 7M	$15M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $8 million change in Regency's forecasted 2013 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $7 million change in Regency's forecasted 2013 DCF

1 As of June 30, 2014

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]			
	Bal 2014	FY 2015	FY 2016
Natural Gas/Ethane	74%	7%	0%
Propane	52%	25%	0%
Normal Butane	45%	23%	0%
C5+/Condensate	79%	38%	24%

1 As of July 31, 2014. Based on current exposures

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]						
	Bal 2014		FY 2015		FY 2016	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Propane	3,989	$1.05	1,900	$1.05	-	-
Normal Butane	1,600	$1.34	800	$1.19	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)		
WTI	4,384	$95.27	2,115	$90.10	1,315	$84.48
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)		
Natural Gas (Henry Hub)	45,043	$3.99	5,000	$4.17	-	-
Natural Gas (Permian)	40,000	$4.10	4,932	$4.53	-	-
Natural Gas (PEPL)	20,000	$4.35	-	-	-	-

1 As of June 30, 2014

Non-GAAP Reconciliation

	Three Months Ended					
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
	($ in millions)					
Net income (loss)	$ (4)	$ 12	$ 2	42	11	$ (29)
Add:						
Interest expense, net	78	56	45	41	41	37
Depreciation and amortization	168	94	80	74	68	65
Income tax expense (benefit)	1	(1)	-	2	-	(2)
EBITDA (1)	$ 243	$ 161	$ 127	$ 159	$ 120	$ 71
Add (deduct):						
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)(6)(7)	79	75	62	66	60	62
Income from unconsolidated affiliates	(47)	(43)	(32)	(37)	(31)	(25)
Non-cash (gain) loss from commodity and embedded derivatives	9	4	3	(14)	(4)	18
Other income, net	22	8	5	(2)	10	3
Loss on debt refinancing, net	-	-	-	-	7	-
Unit-based compensation expenses	3	2	3	2	2	2
Loss (gain) on asset sales, net	-	(2)	1	(2)	1	1
Net income attributable to ELG	(12)	(11)	(10)	(7)	(1)	(2)
Noncontrolling interest in ELG's adjusted EBITDA	8	6	6	5	1	1
Adjusted EBITDA	$ 307	$ 205	$ 165	$ 171	$ 165	$ 130

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income	16	15	$ 16	$ 18	$ 18	$ 20
Add (deduct):						
Depreciation and amortization	10	10	9	9	9	9
Interest expense, net	3	3	3	1	-	1
Loss on sale of assets, net	-	-	(1)	-	-	-
Impairment of property, plant and equipment	-	-	-	-	-	-
Other expense, net	-	-	-	-	-	-
Adjusted EBITDA	$ 29	$ 28	$ 27	$ 28	$ 27	$ 30
Ownership interest	49.99%	49.99%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Adjusted EBITDA	$ 14	$ 14	$ 13	$ 14	$ 13	$ 15

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income	$ 22	$ 21	$ 17	$ 21	$ 21	$ 21
Add:						
Depreciation and amortization	17	17	17	17	17	18
Interest expense, net	13	13	13	13	13	13
Adjusted EBITDA	$ 52	$ 51	$ 47	$ 51	$ 51	$ 52
Ownership interest	50%	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 26	$ 26	$ 24	$ 26	$ 26	$ 26

We acquired a 49.9% interest in MEP Joint Venture in May 2010.

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income	$ 89	$ 83	$ 53	$ 60	$ 44	$ 55
Add (deduct):						
Depreciation and amortization	26	25	24	21	20	20
Other (income) expense, net	-	1	-	1	1	-
Adjusted EBITDA	$ 115	$ 109	$ 77	$ 82	$ 65	$ 75
Ownership interest	30%	30%	30%	30%	30%	30%
Partnership's interest in Adjusted EBITDA	$ 35	$ 33	$ 23	$ 25	$ 20	$ 23

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net loss	$ 7	$ 6	$ 2	$ 1	$ 1	$ -
Add (deduct):						
Depreciation and amortization	3	1	1	1	1	2
Other income, net	-	-	-	-	-	-
Adjusted EBITDA	$ 10	$ 7	$ 3	$ 2	$ 2	$ 2
Ownership interest	33%	33%	33%	33%	33%	33%
Partnership's interest in Adjusted EBITDA	$ 3	$ 2	$ 1	$ 1	$ 1	$ 1

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

(6) 100% of Aqua JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net loss	$ (3)	$ -	$ -	$ -	$ -	$ -
Add (deduct):						
Depreciation and amortization	3	-	-	-	-	-
Other income, net	-	-	-	-	-	-
Adjusted EBITDA	$ -	$ -	$ -	$ -	$ -	$ -
Ownership interest	51%	51%	51%	51%	51%	51%
Partnership's interest in Adjusted EBITDA	$ -	$ -	$ -	$ -	$ -	$ -

We acquired a 51% interest in Aqua JV in March 2014.

(7) 100% of Coal Handling JV's Adjusted EBITDA and the Partnership's interest are calculated as follows:

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income	$ 1	$ -	$ -	$ -	$ -	$ -
Add (deduct):						
Depreciation and amortization	1	-	-	-	-	-
Other income, net	-	-	-	-	-	-
Adjusted EBITDA	$ 2	$ -	$ -	$ -	$ -	$ -
Ownership interest	50%	50%	50%	50%	50%	50%
Partnership's interest in Adjusted EBITDA	$ 1	$ -	$ -	$ -	$ -	$ -

We acquired a 50% interest in Coal Handling JV in March 2014.

Non-GAAP Reconciliation

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013	
	($ in millions)			
MEP Joint Venture				
Financial data:				
Segment margin	$	63	$	62
Operating data:				
Throughput (MMbtu/d)		1,197,000		1,264,000

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013	
	($ in millions)			
Lone Star Joint Venture				
Financial data:				
Segment margin	$	149	$	96
Operating data:				
NGL Transportation - Throughput (Bbls/d)		215,000		163,000
Refinery - Throughput (Bbls/d)		13,000		15,000
Fractionation - Throughput (Bbls/d)		177,000		87,000

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013	
	($ in millions)			
Haynesville Joint Venture				
Financial data:				
Segment margin	$	37	$	37
Operating data:				
Throughput (MMbtu/d)		665,000		658,000

	Three Months Ended June 30, 2014		Three Months Ended June 30, 2013	
	($ in millions)			
Lone Star Joint Venture				
Financial data:				
Segment margin	$	149	$	96
Operating data:				
NGL Transportation - Throughput (Bbls/d)		215,000		163,000
Refinery - Throughput (Bbls/d)		13,000		15,000
Fractionation - Throughput (Bbls/d)		177,000		87,000

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended					
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
	($ in millions)					
Net cash flows provided by operating activities	$ 90	$ 187	$ 59	$ 183	$ 112	$ 83
Add (deduct):						
Depreciation, depletion and amortization, including debt issuance cost amortization and bond premium write-off and amortization	(167)	(97)	(82)	(75)	(68)	(67)
Income from unconsolidated affiliates	47	43	32	37	31	35
Derivative valuation change	4	(17)	(3)	14	1	(18)
Loss on asset sales, net	-	2	(1)	2	(1)	(1)
Unit-based compensation expenses	(3)	(2)	(2)	(2)	(1)	(2)
Cash flow changes in current assets and liabilities:						
Trade accounts receivables, accrued revenues, and related party receivables	(4)	21	23	32	27	14
Other current assets and other current liabilities	9	(35)	28	(25)	137	(85)
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues	84	(48)	(20)	(89)	(57)	47
Distributions of earnings received from unconsolidated affiliates	(53)	(43)	(33)	(37)	(35)	(36)
Other assets and liabilities	(11)	1	1	2	(135)	1
Net (Loss) Income	$ (4)	$ 12	$ 2	$ 42	$ 11	$ (29)
Add:						
Interest expense, net	78	56	45	41	41	37
Depreciation and amortization	168	94	80	74	68	65
Income tax expense (benefit)	1	(1)	-	2	-	(2)
EBITDA	$ 243	$ 161	$ 127	$ 159	$ 120	$ 71
Add (deduct):						
Partnership's interest in unconsolidated affiliates' adjusted EBITDA	79	75	62	66	60	63
Income from unconsolidated affiliates	(47)	(43)	(32)	(37)	(31)	(35)
Non-cash loss (gain) from commodity and embedded derivatives	9	4	3	(14)	(4)	18
Other income, net	23	8	5	(2)	10	3
Adjusted EBITDA	$ 307	$ 205	$ 165	$ 172	$ 155	$ 120
Add (deduct):						
Interest expense, excluding capitalized interest	(87)	(86)	(51)	(40)	(46)	(42)
Maintenance capital expenditures	(15)	(25)	(18)	(9)	(13)	(7)
SUGS Contribution Agreement adjustment *	-	-	-	-	9	21
PVR DCF contribution	-	83	-	-	-	-
Proceeds from asset sales	2	5	2	-	5	12
Other adjustments	-	-	(4)	(8)	(9)	(3)
Distributable cash flow	$ 207	$ 182	$ 94	$ 115	$ 101	$ 101

* Includes an adjustment to DCF related to the historical SUGS operations for the time period prior to the Partnership's acquisition.